Filed Pursuant to Rule 433
Registration No. 333-276219

Pricing Term Sheet – Senior Floating Rate Notes due 2029

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$500,000,000 aggregate principal amount of senior floating rate notes due 2029 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2029

Optional Tax Redemption:	The Notes will only be redeemable at SMFG’s option, subject to prior confirmation of the Financial Services Agency of Japan (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement”)

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Basis:	Compounded Daily SOFR + Margin

Compounded Daily SOFR:	A compounded daily SOFR determined for each quarterly Interest Period in accordance with the specific formula described under “Description of the Notes—Principal, Maturity and Interest for the Floating Rate Notes—Compounded Daily SOFR” in the Preliminary Prospectus Supplement

Margin:	+ 0.76 per cent. per annum

Interest Payment Dates:

January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2026, and ending on the Maturity Date or, if redeemed early, the date of such redemption, subject to adjustment as explained below, (each, an “Interest Payment Date”) with interest accruing from (and including) the Settlement Date.

If any Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day, that Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

If the Maturity Date or any early redemption date upon redemption for taxation reasons would fall on a day that is not a Business Day, then any interest, principal or additional amounts, if any, as the case may be, will be paid on the next succeeding Business Day, and no interest shall accrue from and after the Maturity Date or such redemption date.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day) unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

Interest Periods:	Each period beginning from (and including) the Settlement Date to (but excluding) the first Interest Payment Date, or from (and including) any Interest Payment Date to (but excluding) the next Interest Payment Date, or from (and including) any Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date.

Interest Determination Date:	The date that is five Business Days before each Interest Payment Date.

Reference Rate:	SOFR, subject to fallback provisions

SOFR Observation Period:	In respect of each Interest Period, the period from, and including, the date five Business Days preceding the first date in such Interest Period to, but excluding, the date five Business Days preceding the Interest Payment Date for such Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption)

Day Count Basis:	Actual number of days in the applicable Interest Period divided by 360

Business Day:

A day that is a U.S. Government Securities Business Day and that in New York, London and Tokyo, is not a day on which banking institutions are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MEH9

2

ISIN:	US86562MEH97

Common Code:	325716584

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent, Calculation Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at 81-3-3282-8111.

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

3

Pricing Term Sheet – 4.108% Senior Fixed Rate Notes due 2029

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$ 800,000,000 aggregate principal amount of 4.108% senior fixed rate notes due 2029 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2029

Optional Tax Redemption:	The Notes will only be redeemable at SMFG’s option, subject to prior confirmation of the Financial Services Agency of Japan (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the preliminary prospectus supplement dated January 5, 2026

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Payment Dates:	Payable semiannually in arrears on January 15 and July 15 of each year beginning on July 15, 2026. Such semiannual interest will amount to U.S.$20.54 per U.S.$1,000 in nominal amount of the Notes for each interest payment date.

Spread to Benchmark:	T+60 bps

Interest Basis:	4.108%

Day Count Basis:	30/360, unadjusted

Business Day:	New York, London and Tokyo

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MEJ5

ISIN:	US86562MEJ53

Common Code:	325716606

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

1

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at 81-3-3282-8111.

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

2

Pricing Term Sheet – Senior Callable Floating Rate Notes due 2032

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$400,000,000 aggregate principal amount of senior callable floating rate notes due 2032 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$ 200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2032

Optional Redemption:	The Notes may be redeemed at SMFG’s option and in SMFG’s sole discretion, in whole, but not in part, subject to prior confirmation of the Financial Services Agency of Japan (the “FSA”) (if such confirmation is required under applicable the Applicable Banking Regulations (as defined in the preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement”))), on the date that is one year prior to the maturity date of the Notes and on giving not less than 10 Business Days nor more than 60 days’ notice of redemption (which notice shall be irrevocable and shall conform to all requirements with respect to such notice as set forth in the Indenture) to the holders of the Notes, at a redemption price equal to 100% of the principal amount of the Notes together with any accrued and unpaid interest (including additional amounts with respect thereto, if any), to (but excluding) the date fixed for redemption

Optional Tax Redemption:	The Notes will be redeemable at SMFG’s option, subject to confirmation of the FSA (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the Preliminary Prospectus Supplement

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Basis:	Compounded Daily SOFR + Margin

Compounded Daily SOFR:	A compounded daily SOFR determined for each quarterly Interest Period in accordance with the specific formula described under “Description of the Notes—Principal, Maturity and Interest for the Floating Rate Notes—Compounded Daily SOFR” in the Preliminary Prospectus Supplement

Margin:	+ 1.02% per cent. per annum

Interest Payment Dates:

January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2026, and ending on the Maturity Date or, if redeemed early, the date of such redemption, subject to adjustment as explained below, (each, an “Interest Payment Date”) with interest accruing from (and including) the Settlement Date.

If any Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day, that Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day) unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

If the Maturity Date or any early redemption date would fall on a day that is not a Business Day, then any interest, principal or additional amounts, if any, as the case may be, will be paid on the next succeeding Business Day, and no interest shall accrue from and after the Maturity Date or such redemption date.

Interest Periods:	Each period beginning from (and including) the Settlement Date to (but excluding) the first Interest Payment Date, or from (and including) any Interest Payment Date to (but excluding) the next Interest Payment Date, or from (and including) any Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date.

Interest Determination Date:	The date that is five Business Days before each Interest Payment Date.

Reference Rate:	SOFR, subject to fallback provisions

SOFR Observation Period:	In respect of each Interest Period, the period from, and including, the date five Business Days preceding the first date in such Interest Period to, but excluding, the date five Business Days preceding the Interest Payment Date for such Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption)

Day Count Basis:	Actual number of days in the applicable Interest Period divided by 360

Business Day:	A day that is a U.S. Government Securities Business Day and that in New York, London and Tokyo, is not a day on which banking institutions are authorized by law or regulation to close.

2

The term “U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MEC0

ISIN:	US86562MEC01

Common Code:	325440082

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent, Calculation Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at +81-3-3282-8111.

3

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

4

Pricing Term Sheet – 4.494% Senior Callable Fixed-to-Floating Rate Notes due 2032

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$ 1,100,000,000 aggregate principal amount of 4.494% senior callable fixed-to-floating rate notes due 2032 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2032

Optional Redemption:	The Notes may be redeemed at SMFG’s option and in SMFG’s sole discretion, in whole, but not in part, subject to prior confirmation of the Financial Services Agency of Japan (the “FSA”) (if such confirmation is required under applicable the Applicable Banking Regulations (as defined in the preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement”))), on the date that is one year prior to the maturity date of the Notes and on giving not less than 10 Business Days nor more than 60 days’ notice of redemption (which notice shall be irrevocable and shall conform to all requirements with respect to such notice as set forth in the Indenture) to the holders of the Notes, at a redemption price equal to 100% of the principal amount of the Notes together with any accrued and unpaid interest (including additional amounts with respect thereto, if any), to (but excluding) the date fixed for redemption

Optional Tax Redemption:	The Notes will be redeemable at SMFG’s option, subject to prior confirmation of the FSA (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the Preliminary Prospectus Supplement

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Basis:

From (and including) the Settlement Date to (but excluding) the Reset Date (as defined below) (the “fixed rate period”), the Notes will bear interest at the fixed rate of 4.494% per annum.

From (and including) the Reset Date to (but excluding) the Maturity Date (the “floating rate period”), the Notes will bear interest at the relevant floating interest rate as determined by the Calculation Agent (as defined below) per annum equal to Compounded Daily SOFR + Margin.

Compounded Daily SOFR:	A compounded daily SOFR determined for each quarterly Interest Period in accordance with the specific formula described under “Description of the Notes—Calculation of Floating Interest Rates—Compounded Daily SOFR” in the Preliminary Prospectus Supplement

Margin:	+ 1.02 per cent. per annum

Interest Payment Dates:

During the fixed rate period, payable semiannually in arrears on January 15 and July 15 of each year beginning on July 15, 2026. Such semiannual interest will amount to U.S.$22.47 per U.S.$1,000 in nominal amount of the Notes for each interest payment date.

During the floating rate period, reset quarterly and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning on April 15, 2031, and ending on the Maturity Date or, if redeemed early, the date of such redemption, subject to adjustments as explained below (each, a “Floating Rate Period Interest Payment Date”).

If any Floating Rate Period Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day, that Floating Rate Period Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day) unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

If the Maturity Date or any early redemption date would fall on a day that is not a Business Day, then any interest, principal or additional amounts, if any, as the case may be, will be paid on the next succeeding Business Day, and no interest shall accrue from and after the Maturity Date or such redemption date.

Interest Periods:	Interest periods for the Notes during the floating rate period (the “Floating Rate Interest Period”) mean each period beginning from (and including) the Reset Date to (but excluding) the first Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date to (but excluding) the next Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date

2

Interest Determination Date:	The date that is five Business Days before each Floating Rate Period Interest Payment Date

Reference Rate:	SOFR, subject to fallback provisions

SOFR Observation Period:	In respect of each Floating Rate Interest Period, the period from, and including, the date five Business Days preceding the first date in such Floating Rate Interest Period to, but excluding, the date five Business Days preceding the Floating Rate Period Interest Payment Date for such Floating Rate Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Floating Rate Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption)

Spread to Benchmark:	T+80 bps

Reset Date:	January 15, 2031

Day Count Basis:	For the fixed rate period, 30/360, unadjusted For the floating rate period, actual number of days in the applicable Floating Rate Interest Period divided by 360

Business Day:

With respect to the fixed rate period, New York, London and Tokyo.

With respect to the floating rate period, a day that is a U.S. Government Securities Business Day and that in New York, London and Tokyo, is not a day on which banking institutions are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MED8

ISIN:	US86562MED83

Common Code:	325440147

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

3

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent, Calculation Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at +81-3-3282-8111.

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

4

Pricing Term Sheet – 5.046% Senior Callable Fixed-to-Floating Rate Notes due 2037

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$ 1,200,000,000 aggregate principal amount of 5.046% senior callable fixed-to-floating rate notes due 2037 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2037

Optional Redemption:	The Notes may be redeemed at SMFG’s option and in SMFG’s sole discretion, in whole, but not in part, subject to prior confirmation of the Financial Services Agency of Japan (the “FSA”) (if such confirmation is required under applicable the Applicable Banking Regulations (as defined in the preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement”))), on the date that is one year prior to the maturity date of the Notes and on giving not less than 10 Business Days nor more than 60 days’ notice of redemption (which notice shall be irrevocable and shall conform to all requirements with respect to such notice as set forth in the Indenture) to the holders of the Notes, at a redemption price equal to 100% of the principal amount of the Notes together with any accrued and unpaid interest (including additional amounts with respect thereto, if any), to (but excluding) the date fixed for redemption

Optional Tax Redemption:	The Notes will be redeemable at SMFG’s option, subject to prior confirmation of the FSA (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the Preliminary Prospectus Supplement

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Basis:

From (and including) the Settlement Date to (but excluding) the Reset Date (as defined below) (the “fixed rate period”), the Notes will bear interest at the fixed rate of 5.046% per annum.

From (and including) the Reset Date to (but excluding) the Maturity Date (the “floating rate period”), the Notes will bear interest at the relevant floating interest rate as determined by the Calculation Agent (as defined below) per annum equal to Compounded Daily SOFR + Margin.

Compounded Daily SOFR:	A compounded daily SOFR determined for each quarterly Interest Period in accordance with the specific formula described under “Description of the Notes—Calculation of Floating Interest Rates—Compounded Daily SOFR” in the Preliminary Prospectus Supplement

Margin:	+ 1.22 per cent. per annum

Interest Payment Dates:

During the fixed rate period, payable semiannually in arrears on January 15 and July 15 of each year beginning on July 15, 2026. Such semiannual interest will amount to U.S.$25.23 per U.S.$1,000 in nominal amount of the Notes for each interest payment date.

During the floating rate period, reset quarterly and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning on April 15, 2036, and ending on the Maturity Date or, if redeemed early, the date of such redemption, subject to adjustments as explained below (each, a “Floating Rate Period Interest Payment Date”).

If any Floating Rate Period Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day, that Floating Rate Period Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day) unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

If the Maturity Date or any early redemption date would fall on a day that is not a Business Day, then any interest, principal or additional amounts, if any, as the case may be, will be paid on the next succeeding Business Day, and no interest shall accrue from and after the Maturity Date or such redemption date.

Interest Periods:	Interest periods for the Notes during the floating rate period (the “Floating Rate Interest Period”) mean each period beginning from (and including) the Reset Date to (but excluding) the first Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date to (but excluding) the next Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date

Interest Determination Date:	The date that is five Business Days before each Floating Rate Period Interest Payment Date

Reference Rate:	SOFR, subject to fallback provisions

SOFR Observation Period:	In respect of each Floating Rate Interest Period, the period from, and including, the date five Business Days preceding the first date in such Floating Rate Interest Period to, but excluding, the date five Business Days preceding the Floating Rate Period Interest Payment Date for such Floating Rate Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Floating Rate Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption)

Spread to Benchmark:	T+90 bps

Reset Date:	January 15, 2036

Day Count Basis:	For the fixed rate period, 30/360, unadjusted For the floating rate period, actual number of days in the applicable Floating Rate Interest Period divided by 360

Business Day:

With respect to the fixed rate period, New York, London and Tokyo.

With respect to the floating rate period, a day that is a U.S. Government Securities Business Day and that in New York, London and Tokyo, is not a day on which banking institutions are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MEF3

ISIN:	US86562MEF32

Common Code:	325440236

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent, Calculation Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at +81-3-3282-8111.

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

Pricing Term Sheet – 5.570% Senior Callable Fixed-to-Floating Rate Notes due 2047

Issuer:	Sumitomo Mitsui Financial Group, Inc. (“SMFG”)

Securities Offered:	U.S.$ 1,000,000,000 aggregate principal amount of 5.570% senior callable fixed-to-floating rate notes due 2047 (the “Notes”)

Offer and Sale:	SEC registered

Expected Security Ratings*:	A1 (Moody’s) / A- (S&P) / A- (Fitch)

Denomination:	U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof

Offering Price:	100.000%

Pricing Date:	January 5, 2026

Settlement Date:	January 15, 2026

Maturity Date:	January 15, 2047

Optional Redemption:	The Notes may be redeemed at SMFG’s option and in SMFG’s sole discretion, in whole, but not in part, subject to prior confirmation of the Financial Services Agency of Japan (the “FSA”) (if such confirmation is required under applicable the Applicable Banking Regulations (as defined in the preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement”))), on the date that is one year prior to the maturity date of the Notes and on giving not less than 10 Business Days nor more than 60 days’ notice of redemption (which notice shall be irrevocable and shall conform to all requirements with respect to such notice as set forth in the Indenture) to the holders of the Notes, at a redemption price equal to 100% of the principal amount of the Notes together with any accrued and unpaid interest (including additional amounts with respect thereto, if any), to (but excluding) the date fixed for redemption

Optional Tax Redemption:	The Notes will be redeemable at SMFG’s option, subject to prior confirmation of the FSA (if such confirmation is required under applicable Japanese laws or regulations then in effect), upon the occurrence of certain changes in tax law, as set forth in the Preliminary Prospectus Supplement

Ranking of the Notes:	The Notes will constitute direct, unconditional, unsecured and unsubordinated general obligations of SMFG and will at all times rank pari passu without any preference among themselves and with all other unsecured obligations of SMFG, other than subordinated obligations of SMFG and except for statutorily preferred obligations

Interest Basis:

From (and including) the Settlement Date to (but excluding) the Reset Date (as defined below) (the “fixed rate period”), the Notes will bear interest at the fixed rate of 5.570% per annum.

From (and including) the Reset Date to (but excluding) the Maturity Date (the “floating rate period”), the Notes will bear interest at the relevant floating interest rate as determined by the Calculation Agent (as defined below) per annum equal to Compounded Daily SOFR + Margin.

Compounded Daily SOFR:	A compounded daily SOFR determined for each quarterly Interest Period in accordance with the specific formula described under “Description of the Notes—Calculation of Floating Interest Rates—Compounded Daily SOFR” in the Preliminary Prospectus Supplement

Margin:	+ 1.36 per cent. per annum

Interest Payment Dates:

During the fixed rate period, payable semiannually in arrears on January 15 and July 15 of each year beginning on July 15, 2026. Such semiannual interest will amount to U.S.$27.85 per U.S.$1,000 in nominal amount of the Notes for each interest payment date.

During the floating rate period, reset quarterly and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning on April 15, 2046, and ending on the Maturity Date or, if redeemed early, the date of such redemption, subject to adjustments as explained below (each, a “Floating Rate Period Interest Payment Date”).

If any Floating Rate Period Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day, that Floating Rate Period Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day) unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

If the Maturity Date or any early redemption date would fall on a day that is not a Business Day, then any interest, principal or additional amounts, if any, as the case may be, will be paid on the next succeeding Business Day, and no interest shall accrue from and after the Maturity Date or such redemption date.

Interest Periods:	Interest periods for the Notes during the floating rate period (the “Floating Rate Interest Period”) mean each period beginning from (and including) the Reset Date to (but excluding) the first Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date to (but excluding) the next Floating Rate Period Interest Payment Date, or from (and including) any Floating Rate Period Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date

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Interest Determination Date:	The date that is five Business Days before each Floating Rate Period Interest Payment Date

Reference Rate:	SOFR, subject to fallback provisions

SOFR Observation Period:	In respect of each Floating Rate Interest Period, the period from, and including, the date five Business Days preceding the first date in such Floating Rate Interest Period to, but excluding, the date five Business Days preceding the Floating Rate Period Interest Payment Date for such Floating Rate Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Floating Rate Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption)

Spread to Benchmark:	T+80 bps

Reset Date:	January 15, 2046

Day Count Basis:	For the fixed rate period, 30/360, unadjusted For the floating rate period, actual number of days in the applicable Floating Rate Interest Period divided by 360

Business Day:

With respect to the fixed rate period, New York, London and Tokyo.

With respect to the floating rate period, a day that is a U.S. Government Securities Business Day and that in New York, London and Tokyo, is not a day on which banking institutions are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Use of Proceeds:	SMFG intends to use the net proceeds of the offering to extend unsecured loans, intended to qualify as internal TLAC, to Sumitomo Mitsui Banking Corporation (“SMBC”) and SMBC intends to use the proceeds of the loans for general corporate purposes

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Settlement:	DTC, Euroclear and Clearstream

CUSIP:	86562MEG1

ISIN:	US86562MEG15

Common Code:	325440287

Legal Entity Identifier:	35380028MYWPB6AUO129

Joint Lead Managers and Joint Bookrunners:	SMBC Nikko Securities America, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Jefferies LLC

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Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

Citigroup Global Markets Inc.

Nomura Securities International, Inc.

Daiwa Capital Markets America Inc.

HSBC Securities (USA) Inc.

Blaylock Van, LLC

Cabrera Capital Markets LLC

MFR Securities, Inc.

Roberts & Ryan, Inc.

Stabilization Manager:	SMBC Nikko Securities America, Inc.

Trustee, Paying Agent, Transfer Agent, Calculation Agent and Registrar:	The Bank of New York Mellon

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus dated January 11, 2024 (the “Base Prospectus”)) and a preliminary prospectus supplement dated January 5, 2026 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”) with the SEC for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856, Goldman Sachs & Co. LLC at 1-212-902-1171 (Prospectus Department), J.P. Morgan Securities LLC at toll-free at 1-212-834-4533 and Jefferies LLC at 1-877-877-0696 or by calling SMFG’s investor relations department at +81-3-3282-8111.

No PRIIPs KID or U.K. PRIIPs KID—No PRIIPs key information document (KID) or U.K. PRIIPs KID has been prepared as not available to retail in EEA or U.K., respectively. See “PROHIBITION OF SALES TO EEA RETAIL INVESTORS” and “PROHIBITION OF SALES TO U.K. RETAIL INVESTORS” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us.

This notice does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of Notes in any jurisdiction where such offer or solicitation or advertisement would be unlawful.

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